UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2014

Axesstel, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (858) 625-2100

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2014 we entered into a Stock Purchase Agreement with the stockholders of Flexcomm Limited, a company incorporated under the laws of Hong Kong, pursuant to which we acquired all of the outstanding ordinary shares of Flexcomm Limited in exchange for 25,000,000 shares of our unregistered common stock, par value $0.0001 per share, plus a potential earnout as described below. The acquisition expands and diversifies our business into new products and services and new geographic markets.

Also on September 24, 2014 we entered into a Subscription Agreement with Dato’ Michael Loh Soon Gnee, one of the stockholders of Flexcomm Limited, pursuant to which we sold to Dato’ Loh 6,000,000 shares of our unregistered common stock, par value $0.0001 per share, for a cash investment of $1.2 million. Details of each transaction are set out below.

The Flexcomm Limited Stock Purchase Agreement

As a result of the transactions contemplated by the Stock Purchase Agreement, Flexcomm Limited is now a wholly-owned subsidiary of Axesstel, Inc. Flexcomm Limited has two primary operating subsidiaries: Flexcomm Technology (Shenzhen) Limited, a company formed under the laws of Hong Kong (“Flexcomm Shenzhen”), and PT Scan Nusantara, a company formed under the laws of Indonesia (“PT Scan”).

Flexcomm Limited—Design of Network Security and other Network Devices

Flexcomm Limited, founded in 2004, is a provider of wired and wireless routers, modems and other devices for Network Communication, Network Multimedia and Consumer Multimedia products and solutions. Flexcomm Limited, through its Flexcomm Shenzhen subsidiary, maintains a base of operations in Shenzhen, China and employs a team of mechanical, hardware and software engineers. For the past two years, Flexcomm Limited’s largest selling product has been a network security appliance which has been sold to distributors and value added resellers in Europe and Asia. Based on preliminary financial forecasts, Flexcomm Limited currently expects to generate net revenues of $1.5 million and net income of approximately $200,000 for the fiscal year ending December 31, 2014 from this business line. Flexcomm Limited has the potential to provide additional research and development support for Axesstel, Inc.’s Home Alert products and future products, as well as opportunities to increase sales and distribution channels for Axsstel, Inc. products into new markets in Asia.

PT Scan—Network Security Services

Flexcomm Limited owns 85% of the outstanding capital stock of PT Scan. Formed in 2004, PT Scan is engaged in the business of providing network security services, primarily to commercial banks and government agencies in Indonesia. PT Scan operates a network security center that monitors network activity for its customers 24 hours a day, seven days a week. The security monitoring business is based on long term contracts that typically provide for multi-year terms with quarterly payments made in advance. Based on preliminary financial forecasts, PT Scan expects to generate net revenues of $500,000 and net income of $10,000 from its network security services for the fiscal year ending December 31, 2014. PT Scan has operated a stable and growing business, based on a recurring revenue model. The acquisition of PT Scan provides access to a recurring revenue business and access to a number of customers and potential distribution channels in Indonesia and the Southeast Asian market for Axesstel, Inc.

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PT Scan—Telecommunications Managed Services

PT Scan is also branching into offering systems integration and managed services for telecommunications providers in the Southeast Asian market. These businesses, operated through joint ventures with third parties, provide installation, management and maintenance services for wireless communications base stations for telecommunications providers in Indonesia as well as in-building coverage for wired and wireless communications in shopping centers and other large commercial and residential developments. The joint venture arrangements have been recently formed, and the systems integration and managed services businesses have not generated significant revenues or earnings to date. Both businesses require significant amounts of working capital, as they involve the acquisition of base station or communications equipment at the time of installation and then the sale or lease of the equipment over time. In order to fund the working capital needed to expand these businesses, PT Scan has been evaluating the prospects for an initial public offering or IPO on the Indonesian Stock Exchange.

The Flexcomm Stockholders

The former stockholders of Flexcomm who received shares of our common stock in the transaction (collectively, the “Flexcomm Stockholders”) were Dato’ Michael Loh Soon Gnee, an individual, Shi Jie Fan, an individual, and Dragon Group International Limited, a company formed under the laws of Singapore (“DGI”). Dato’ Loh is the Executive Chairman and Chief Executive Officer of DGI, a publicly-traded investment holding company. We have purchased electronic components and contract manufacturing services from an affiliate of DGI, and at June 30, 2014 were indebted to that affiliate in the amount of $1.2 million on an open account that is past due.

Earnout and Other Terms

In addition to the 25,000,000 shares of Axesstel, Inc. common stock issued at closing, the Flexcomm Stockholders are entitled to earn an additional amount of cash and shares of our common stock, payable upon the achievement of certain milestones (the “Earnout”). If PT Scan completes its planned listing and IPO on the Indonesia stock exchange during the 18 month period following the closing, we have agreed to pay to the Flexcomm Stockholders an amount equal to one-third of the value of Axesstel’s ownership interest in PT Scan, based on the IPO price. The Earnout is payable in cash, or at Axesstel’s discretion, up to 60% of the Earnout may be paid in additional shares of our common stock. One half of the amount of the Earnout is due promptly following the closing of the IPO, and the remaining amount six months following the closing of the IPO.

If the PT Scan IPO is not completed within 18 months following the closing, Axesstel, Inc. has agreed to pay to the Flexcomm Stockholders cash equal to 25% of the net income generated by Flexcomm Limited, on a consolidated basis, for each of the fiscal years ending December 31, 2015 and 2016. In addition to the cash, Axesstel, Inc. will issue to the Flexcomm Stockholders additional shares of our common stock each fiscal year, based on the amount of the net income achieved by Flexcomm Limited compared to net income targets for each fiscal year in accordance with the following schedule:

2015		2016
Flexcomm Ltd	Axesstel	Flexcomm Ltd	Axesstel
Net Income Achieved	Stock Awarded	Net Income Achieved	Stock Awarded
< $350,000	-	< $450,000	-
$350,001 - $700,000	1,000,000	$450,001 - $900,000	1,000,000
$700,001 - $1,050,000	1,500,000	$900,001 - $1,350,000	1,500,000
$1,050,001 - $1,750,000	2,500,000	$1,350,001 - $2,250,000	2,500,000
> $1,750,000	3,750,000	> $2,250,000	3,750,000

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The Stock Purchase Agreement contains standard representations and warranties for a transaction of its nature. We have agreed to indemnify the Flexcomm Stockholders from any breach of our representations or warranties in the Stock Purchase Agreement. The Flexcomm Stockholders have, severally and not jointly, agreed to provide us with similar indemnification. The indemnification obligations are generally subject to a minimum basket of $500,000 and a cap of $1.5 million, except for certain fundamental representations and warranties.

Subscription Agreement

Pursuant to the Subscription Agreement, Dato’ Loh purchased 6,000,000 shares of our common stock $0.0001 par value at a purchase price of $0.20 per share for an aggregate of $1.2 million. We agreed to use a portion of the proceeds for Axesstel Inc.’s working capital and agreed to contribute a portion of the funds to support the growth of PT Scan’s managed services business.

This summary of the Stock Purchase Agreement, the Subscription Agreement and the transactions contemplated thereby is qualified by reference to the entire Stock Purchase Agreement and the Subscription Agreement, copies of which are filed as exhibits to this report and incorporated by reference herein. The Stock Purchase Agreement and Subscription Agreement have been included to provide investors with information regarding their respective terms. The Stock Purchase Agreement and Subscription Agreement are not intended to provide any other factual information about our Company. The representations, warranties and covenants contained in those agreements were made only for purposes of the agreements and as of a specific date, were solely for the benefit of the parties to the agreements, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Stock Purchase Agreement or Subscription Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of our company or our subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement or Subscription Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

We issued a press release announcing the execution of the Stock Purchase Agreement, the Subscription Agreement, and consummation of the related transactions, a copy of which is included as an exhibit to this report and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this report with respect to the acquisition of Flexcomm Limited is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

Under the terms of the Stock Purchase Agreement, on September 24, 2014 we issued an aggregate of 25,000,000 shares of our common stock to the three Flexcomm Stockholders in exchange for all of the outstanding ordinary shares of Flexcomm Limited. The issuance of our shares was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The transaction was privately negotiated directly with the three Flexcomm Stockholders and no public solicitation or advertisement was made in connection with the transactions contemplated by the Stock Purchase Agreement. We did not incur any underwriting discounts, placement agent fees or other selling commissions in connection with the transaction.

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Under the terms of the Subscription Agreement, on September 24, 2014 we issued an aggregate of 6,000,000 shares of our common stock to Dato’ Michael Loh Soon Gnee, an accredited investor, in exchange for $1.2 million in cash. The issuance of our shares was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The transaction was privately negotiated directly with the investor and no public solicitation or advertisement was made in connection with the offering. We did not incur any underwriting discounts, placement agent fees or other selling commissions in connection with the transaction.

Item 5.01	Changes in Control of Registrant.

Prior to the transactions covered by the Stock Purchase Agreement, our Board of Directors and named executive officers beneficially owned an aggregate of 4,011,911 shares, or 14% of our outstanding common stock, our only class of voting securities. Based on an SEC filing on June 14, 2009, entities affiliated with ComVentures beneficially own as much as 3,143,761 shares or 11% of our total outstanding common stock prior to the Flexcomm Limited transaction and the sale of stock to Dato’ Loh. No other stockholder has made a filing with the SEC indicating ownership of more than 5% of our common stock.

In connection with the Stock Purchase Agreement and Subscription Agreement, we issued an additional 31,000,000 shares of common stock to the Flexcomm Stockholders. The holdings of our Board of Directors and named executives officers (excluding Dato’ Loh) now represent 7% of our outstanding common stock and the shares held by ComVentures now represent 5% of our outstanding common stock.

As a result of the closing of the Stock Purchase Agreement and the Subscription Agreement, Dato’ Loh received 22,895,168 shares of our common stock in exchange for his shares in Flexcomm Limited and his $1.2 million investment. Dato’ Loh now beneficially owns 38% of our outstanding common stock. As a result, Dato’ Loh will be able to exert substantial control over our company and all matters requiring stockholder approval.

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2014 we appointed Dato’ Michael Loh Soon Gnee to our board of directors. Under the terms of the Securities Purchase Agreement, we agreed that for so long as the Flexcomm Stockholders beneficially own an aggregate of 20% or more of our outstanding common stock they can nominate two members to our Board of Directors. Dato’ Loh is the Flexcomm Stockholders’ initial designee to our Board of Directors. We expect the second designee to be named in the next couple of weeks.

Dato’ Loh has a distinguished career in the semiconductor industry with more than 34 years of experience in wafer fabrication, research and development and assembly, testing and distribution of semiconductor products. Dato' Loh is currently the Executive Chairman and Chief Executive Officer of: ASTI Holdings Limited (SGX:AITH.SI), a publicly-traded company engaged in the business of researching, designing, developing and manufacturing semiconductor equipment; Advanced Systems Automation Limited (SGX:ASDA.SI), a publicly-traded provider of automated semiconductor backend process equipment and precision engineering manufacturing services; Dragon Group International Limited (SGX:DRGN.SI), a publicly-traded investment holding company; Chief Executive Officer of Eoplex, Inc., a Silicon Valley HVPF™ Print-Forming process technology company; and Dragon Technology Distribution Pte. Ltd., a pan-Asia company with operating subsidiaries in the electronic components distribution business. Dato’ Loh received a Bachelor of Science with a Double Major in Business Economics & Chemical Engineering from the State University of New York.

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In connection with the foregoing appointments, effective September 24, 2014, Mr. Mark Fruehan and Mr. Jack Giles resigned as members of our Board of Directors. Messrs. Fruehan and Giles resigned in connection with the appointment of Dato’ Loh and the right of the Flexcomm Stockholders to appoint a second designee to our Board of Directors, and not as a result of any dispute with our Company.

Forward Looking Statements

Information in this current report regarding forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including the preliminary estimates of revenues and net income for Flexcomm Limited and PT Scan for the year ending December 31, 2014, the anticipated synergies or benefits to be derived from the acquisition of Flexcomm Limited, the timing or success of any future product launches, and the timing or success of any future capital raising transactions, are based upon information available to us as of the date of this report, which may change. The forward-looking statements in this report speak only as of the date of this report and caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements are subject to certain events, risks, and uncertainties that may be outside of our control. When considering forward-looking statements, you should carefully review the risks, uncertainties and other cautionary statements in this report as they identify certain important factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These factors include, among others, the risks described under Item 1A in our 2012 Annual Report on Form 10-K, as well as in other reports and documents we file with the SEC.

Item 9.01	Exhibits and Financial Statements.

(a) Financial statements of business acquired.

The required financial statements for Flexcomm Limited will be provided by amendment to this Form 8-K. The Company expects to file the amendment on or before December 3, 2014.

(b) Pro forma financial information

The required pro forma financial information for the acquisition of Flexcomm Limited will be provided by amendment to this Form 8-K. The Company expects to file the amendment on or before December 3, 2014.

(d) Exhibits.

Exhibit	Description
10.1	Stock Purchase Agreement dated September 24, 2014 between the Registrant and the stockholders of Flexcomm Limited.
10.2	Subscription Agreement dated September 24, 2014 between the Registrant and Dato’ Michael Loh Soon Gnee.
99.1	Press Release issued September 25, 2014 regarding the acquisition of Flexcomm Limited.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2014	Axesstel, Inc.
By: /s/ Patrick Gray Name: Patrick Gray Title: Chief Executive Officer

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